                                                                    EXHIBIT 99.2


     THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in any doubt about the Offer or the action you should take, you are recommended to seek your own personal financial advice immediately from an appropriately authorized independent financial advisor or, if you are in the United Kingdom, an independent professional advisor authorized under the Financial Services Act 1986.



     Bear, Stearns International Limited, which is regulated in the United Kingdom by The Securities and Futures Authority Limited in the conduct of its investment business and Bear, Stearns & Co. Inc. are acting exclusively for GTS and no one else in connection with the Offer and will not be responsible under the regulations of The Securities and Futures Authority Limited to anyone other than GTS for providing the protections afforded to customers of either Bear Stearns entity in relation to the Offer nor for giving advice in relation to the offer. The provisions of this paragraph are not intended to disclaim any liability of either Bear Stearns entity under U.S. securities laws.



     If you have sold or otherwise transferred all your Esprit Telecom Ordinary Shares, please pass this Form of Acceptance and the accompanying Offering Circular/Proxy Statement/Prospectus dated February 2, 1999 (the "Offering Circular/Proxy Statement/ Prospectus"), as soon as possible to the purchaser or transferee, or to the stockbroker, bank or other agent through whom the sale or transfer was effected, for delivery to the purchaser or transferee. However, the Offer is not being made directly or indirectly in Canada, Australia or Japan and such documents should not be distributed, forwarded or transmitted into or from Canada, Australia or Japan by any means whatsoever including without limitation mail, facsimile, transmission, telex or telephone. No Form of Acceptance which is received in any envelope postmarked, or which appears to GTS or its agents to have been sent from Canada, Australia or Japan will be treated as valid.


     Application will be made for the New GTS Stock to be quoted on Nasdaq and EASDAQ, under the symbol "GTSG". It is expected that the listings will become effective and that dealings, for normal settlement, will commence on Nasdaq and EASDAQ in the New GTS Stock on the first trading day following the day on which the Offer becomes or is declared unconditional in all respects (except only, for the quotation of such shares on Nasdaq and EASDAQ becoming effective).
--------------------------------------------------------------------------------

                        FORM OF ACCEPTANCE AND AUTHORITY

                     IN RESPECT OF THE RECOMMENDED OFFER BY

                      BEAR, STEARNS INTERNATIONAL LIMITED

                                      AND

                            BEAR, STEARNS & CO. INC.

                                  ON BEHALF OF

                         GLOBAL TELESYSTEMS GROUP, INC.

                                      FOR


                       ALL OF THE ISSUED SHARE CAPITAL OF


                            ESPRIT TELECOM GROUP PLC


  ACCEPTANCES OF THE OFFER MUST BE RECEIVED BY 3.00 PM (LONDON TIME), 10.00 AM
                     (NEW YORK CITY TIME), ON MARCH 4, 1999

--------------------------------------------------------------------------------

Terms used in the Form of Acceptance shall bear the same meaning as in the Offering Circular/Proxy Statement/Prospectus. This Form of Acceptance should be read in conjunction with the Offering Circular/ Proxy Statement/Prospectus. The provisions of Parts B and C of Annex A to the Offering Circular/Proxy Statement/Prospectus are deemed to be incorporated in and form part of this Form of Acceptance and should be read carefully by each holder of Esprit Telecom Ordinary Shares.

                            PROCEDURE FOR ACCEPTANCE


     - To accept the Offer, you must complete and sign this Form of Acceptance on page 3 by following the instructions set out on pages 2, 4 and 5.



     - All holders of Esprit Telecom Ordinary Shares who are individuals must sign in the presence of a witness, who must also sign where indicated. If you hold Esprit Telecom Ordinary Shares jointly with others, you must arrange for all joint holders to sign this Form of Acceptance.



     - The duly completed and signed Form of Acceptance, accompanied by your share certificate(s) and/or other document(s) of title for Esprit Telecom Ordinary Shares, should be sent by hand (during normal business hours) or by post to New Issue Department, IRG plc, P.O. Box No. 166, Bourne House, 34 Beckenham Road, Beckenham, Kent BR3 4TH, United Kingdom or by hand only, during normal business hours to IRG plc, 23 Ironmonger Lane, London EC2, United Kingdom, as soon as possible, but in any event so as to be received not later than 3.00 pm (London time), 10.00 am (New York City time), on March 4, 1999. Belgian holders of Esprit Telecom Ordinary Shares may transmit the form of Acceptance to the Belgian Receiving Agent, The Bank of New York-Brussels, Client Services Group, Attn: Alain Vanden Eede, Avenue des Arts 35 Kunstlaan, 1040 Brussels, Belgium. No acknowledgment of receipt of documents will be given.



     - If your share certificate(s) and/or other document(s) of title is/are not readily available (but is/are held by your bank, stockbroker or other agent) or is/are lost, this form should nevertheless be completed, signed and returned as stated above so as to be received not later than 3.00 pm (London time), 10.00 am (New York City time), on March 4, 1999, together with any share certificate(s) and/or other document(s) of title, that you may have available, accompanied by a letter stating that the balance will follow, or that you will obtain a letter of indemnity in respect of lost share certificates and/or other documents of title; and the share certificate(s), letter of indemnity and/or other document(s) of title should be lodged as soon as possible thereafter with the Receiving Agents at the address, and in the manner, set out above.


     - Do not detach any part of this Form of Acceptance.


     - If you have any questions as to how to complete this Form of Acceptance, please contact IRG plc at 44 181-6392188.

                      (This page intentionally left blank)

PLEASE COMPLETE THIS FORM

---------------------------------------------------------------------------------------------------------------------
   1    THE OFFER
        To accept the Offer, insert in Box 1 the        Ordinary Shares is written in Box 1 and you
        total number of Esprit Telecom Ordinary         have signed Box 2, you will be deemed to have   Complete here
        Shares for which you wish to accept the         accepted the Offer in respect of your entire
        Offer. You must also sign Box 2 in accordance   registered holding of Esprit Telecom Ordinary
        with the instructions set out below, which      Shares. If appropriate, you should also
        will constitute your acceptance of the Offer,   complete Box 4 and/or Box 5.
        and complete Box 3. If no number or a number
        greater than your registered holding of
        Esprit Telecom
---------------------------------------------------------------------------------------------------------------------
   2    SIGNATURES
        To accept the Offer you must sign Box 2 and,    association or other regulations.
        in the case of a joint holding, arrange for     Alternatively, a company to which s.36A             Sign here
        ALL joint holders to do likewise. All           Companies Act 1985 applies may execute the
        registered holders, including joint holders,    form by a director and the company secretary     Witness here
        who are individuals must sign Box 2 in the      or by two directors of the company signing
        presence of a witness who must also sign Box    the Form and inserting the name of the
        2 where indicated. If these instructions are    company above their signatures. Each such
        not followed, the Form will be invalid. The     person signing the Form for a company should
        witness must be over 18 years of age and        state the office which he/she holds. If the
        should not be another joint holder signing      Form is not signed by the registered
        the Form. The same witness may witness the      holder(s), insert the name(s) and capacity
        signature of each joint holder. The witness     (e.g. attorney or executor(s)) of the
        should also print his/her name where            person(s) signing the Form. You should also
        indicated. A corporation must execute this      deliver evidence of your authority in
        Form under its common seal, the seal being      accordance with the notes on pages 6 and 7.
        affixed and witnessed in accordance with its
        articles of

---------------------------------------------------------------------------------------------------------------------
   3    NAME(S) AND ADDRESS
        Complete Box 3 with the full name and address   this is the address to which your
        of the sole or first-named registered holder    consideration and/or other documents will be    Complete here
        together with the names of all other joint      sent provided the address inserted in Box 3
        holders (if any) in BLOCK CAPITALS. Unless      is not in Canada, Australia or Japan.
        you complete Box 5,

---------------------------------------------------------------------------------------------------------------------
   4    OVERSEAS PERSONS
        If you are unable to give the warranty          "Yes" in Box 4. If you do not put "Yes" in
        required by paragraph (b) of Part C of Annex    Box 4 you will be deemed to have given such     Complete here
        A to the Offering Circular/Proxy                warranty.
        Statement/Prospectus, you must put
---------------------------------------------------------------------------------------------------------------------
   5    ALTERNATIVE ADDRESS
        If you wish the documents of title relating     address outside Canada, Australia or Japan by
        to your New GTS Stock and/or other documents    holders with registered addresses in Canada,    Complete here
        to be sent to someone (who must be outside      Australia or Japan who have completed Box 3
        Canada, Australia or Japan) other than the      with an address in Canada, Australia or
        sole or first-named registered holder at the    Japan.
        address set out in Box 3 (e.g. your bank
        manager or stockbroker) you should complete
        Box 5. Box 5 must be completed with an
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------

          1            TO ACCEPT THE OFFER
                       Complete Box 1 and Box 3 (and, if appropriate, Box 4 and/or Box 5) and sign Box 2 in the presence of a witness

---------------------------------------------------------------------------------
          2            SIGN HERE TO ACCEPT THE OFFER
                       Execution by individuals
                       ---------------------------------------------------------

                       Signed and delivered as a deed by:
                       1.
                       --------------------------------------------------------
                       2.--------------------------------------------------------
                       3.--------------------------------------------------------
                       4.--------------------------------------------------------
                       ---------------------------------------------------------
                       NOTE: THE SIGNATURE OF EACH REGISTERED HOLDER WHO IS AN
                       INDIVIDUAL SHOULD BE WITNESSED. IN THE CASE OF JOINT
                             HOLDERS, ALL MUST SIGN.
                       Execution by a company
                       ---------------------------------------------------------

                       Executed and delivered as a deed under the seal of the
                       company named below OR Executed and delivered as a deed by the company named below
                      -----------------------------------------------------------
                       Name of Company in the presence of/acting by
                      -----------------------------------------------------------
                       Name of Director
                      -----------------------------------------------------------
                       Name of Director/Company Secretary
                       ---------------------------------------------------------
---------------------------------------------------------------------------------
          3            FULL NAME(S) AND ADDRESS(ES)
                       ---------------------------------------------------------

                       First-named registered holder
                       1. Forename(s) ------------------------------------------
                       Surname(Mr/Mrs/Miss/Title)----------------------------
                       Address ------------------------------------  Postcode
                       Second-named registered holder
                       2. Forename(s)------------------------------------------
                       Surname(Mr/Mrs/Miss/Title)----------------------------
                       ---------------------------------------------------------
                       In case of query, please state your daytime telephone
                       numbers
                       ----------------------------------------------------------
---------------------------------------------------------------------------------

          4            Please put "Yes" in Box 4 if you are unable to give the
                       warranty relating to overseas shareholders in paragraph
                       (b) of Part C of Annex A to the Offering Circular/Proxy/
                       Statement/Prospectus
---------------------------------------------------------------------------------

          5            Address outside Canada, Australia or Japan to which
                       consideration and/or other document(s) is/are to be sent
                       if not that set out under "First-named registered holder"
                       in Box 3 above.
---------------------------------------------------------------------------------

          1            BOX 1
                       ------------------------------------------------
                       ------------------------------------------------
                        No. of Esprit Telecom Ordinary Shares in respect
                        of which you are accepting the Offer
                       ---------------------------------------------------------
---------------------------------------------------------------------------------
          2
                        BOX 2
                       ---------------------------------------------------------
                        Witnessed by:
                        1. Name-------------------------------------------------
                           Signature
                        -------------------------------------------------
                           Address
                        ---------------------------------------------------
                        2. Name-------------------------------------------------
                           Signature
                        -------------------------------------------------
                           Address
                        ---------------------------------------------------
                        3. Name-------------------------------------------------
                           Signature
                        -------------------------------------------------
                           Address
                        ---------------------------------------------------
                        4. Name-------------------------------------------------
                           Signature
                        -------------------------------------------------
                           Address
                        ---------------------------------------------------
                        Signature
                        ----------------------------------------------------------
                        Signature
                        (Affix Company Seal if appropriate)
                        --------------------------------------------------------
---------------------------------------------------------------------------------
          3             BOX 3
                       ---------------------------------------------------------
                        Third-named registered holder
                        3. Forename(s)------------------------------------------
                        Surname(Mr/Mrs/Miss/Title)----------------------------
                        Fourth-named registered holder
                        4. Forename(s)------------------------------------------
                        Surname(Mr/Mrs/Miss/Title)----------------------------
                       ---------------------------------------------------------
---------------------------------------------------------------------------------
          4            BOX 4

                       ------------------------------------------------
---------------------------------------------------------------------------------
          5            BOX 5

                       ------------------------------------------------

                       Name-------------------------------------------

                         Address--------------------------------------------------
                       -----------------------------------------------------------
                         Postcode
                        ---------------------------------------------------------
---------------------------------------------------------------------------------

FURTHER NOTES REGARDING THE COMPLETION AND LODGING OF THIS FORM


     In order to be effective, this Form must, except as mentioned below, be signed personally (or under a power of attorney, the original or certified copy of which must be lodged with this Form) as a deed by the registered holder or, in the case of a joint holder, by ALL the joint holders and each individual signature must be independently witnessed. A corporation must execute this Form under its common seal, the seal being affixed and witnessed in accordance with its articles of association or other regulations. Alternatively, a company to which section 36A of the Companies Act 1985 applies may execute this form by a director and the company secretary or by two directors signing the form and inserting the name of the company above their signatures. Each such person signing this Form for a company should state the office which he/she holds.



     In order to avoid inconvenience to yourself and delay in the processing of your Form, the following points may assist you:


        1. If the sole holder has died.


           If grant of probate or letters of administration has/have been registered with Esprit Telecom (or its registrar), this form must be signed by the personal representative(s) of the deceased and returned with the share certificate(s) and/or other document(s) of title either by post or by hand (during normal business hours) to IRG plc, New Issues Department, P.O. Box No. 166 Bourne House, 34 Beckenham Road, Beckenham, Kent BR3 4TH, UK or in the case of Belgian holders of Esprit Telecom Ordinary Shares, they may be returned to the Bank of New York-Brussels, Client Services Group, Attn: Alain Vanden Eede, Avenue des Arts 35 Kunstlaan, 1040 Brussels, Belgium. If grant of probate or letters of administration has not/have not been registered with Esprit Telecom (or its registrar), the personal representatives or the prospective personal representatives or executors should sign this form and forward it with the share certificate(s) and/or other document(s) of title. However, grant of probate or letters of administration must be lodged with IRG plc or the Belgian Receiving Agent (where applicable) at the address set out above before the consideration due can be forwarded to the personal representatives or executors. All signatures must be witnessed.


        2. If one of the joint-registered holders had died.


           This Form must be signed by all surviving holders in the presence of a witness and lodged with IRG plc or the Belgian Receiving Agent (where applicable) in the manner set out above with the share certificate(s) (and/or other document(s) of title) and accompanied by the death certificate. Grant of probate or letters of administration in respect of the deceased holder must also be lodged with IRG plc or the Belgian Receiving Agent (where applicable) in the manner set out above before the consideration due can be despatched.


        3. If your share certificate(s) is/are held by your bank, stockbroker or some other agent.


           If your share certificate(s) and/or other document(s) of title is/are not readily available (but is/are held by your bank, stockbroker or other agent), the completed form should be lodged with IRG plc or the Belgian Receiving Agent (where applicable) in the manner set out above together with a note saying e.g. "share certificates to follow" and you should arrange for the share certificate(s) and/or other document(s) of title to be forwarded to IRG plc or the Belgian Receiving Agent (where applicable) by your bank, stockbroker or other agent as soon as possible thereafter.


        4. If you have lost any of your share certificate(s).


           The completed Form, and any share certificate(s) which you may have available, should be lodged with IRG plc or the Belgian Receiving Agent (where applicable) in the manner set out above accompanied by a letter stating that you have lost one or more of your share certificates. At the same time, you should write to David Reibel, General Counsel of Esprit Telecom (telephone (44 118) 951 4000), or Susan Fadil, Company Secretary of Esprit Telecom (telephone (44 171) 248 4282), requesting that a letter of indemnity for the lost share certificates be sent to you which, when completed in accordance with the instructions given, should be returned by post or by hand (during normal hours) to IRG plc.

        5. If the form has been signed under power of attorney.


           The completed form together with the share certificate(s) and/or other document(s) of title should be lodged with IRG plc or the Belgian Receiving Agent (where applicable) in the manner set out above accompanied by the original power of attorney (or a copy thereof duly certified in accordance with the Powers of Attorney Act
           1971). The power of attorney will be noted by IRG plc and returned as directed.


        6. If your name or other particulars are shown incorrectly on the share certificate e.g.

Name on the share certificate(s).............   Richard Allen
Correct Name.................................   Richard Allan


           The Form should be completed in your correct name and lodged with IRG plc or the Belgian Receiving Agent (where applicable) in the manner set out above with your share certificate(s) and accompanied by a letter from your bank, stockbroker or solicitor confirming that the person in whose name Esprit Telecom Ordinary Shares are registered is one and the same as the person who has signed the Form. If an incorrect address is shown, the correct address should be written on this form. If you have changed your name, lodge your marriage certificate or deed poll or, in the case of a company, a copy of the certificate of incorporation or change of name with this Form for noting.


        7. If a holder is away from home (e.g. abroad or on holiday).


           Send this Form by the quickest means (e.g. air mail) to the holder for execution (provided that such documents may not be forwarded or transmitted, by any means, in or into Canada, Australia or Japan) or, if he/she has executed a power of attorney, the attorney should sign the Form and the original power of attorney (or a copy thereof duly certified in accordance with the Powers of Attorney Act 1971) must be lodged with this Form for noting (see 5 above). No other signatures are acceptable.


        8. If you have sold all, or wish to sell part of, your holding of Esprit Telecom Ordinary Shares.


           If you have sold or transferred all your Esprit Telecom Ordinary Shares, you should at once hand this Form together with the accompanying Offering Circular/Proxy Statement/Prospectus to the bank, stockbroker or other agent through whom you made the sale for onward transmission to the purchaser or transferee. However, such documents may not be forwarded or transmitted, by any means, in or into Canada, Australia or Japan. If you wish to sell part of your holding of Esprit Telecom Ordinary Shares and also wish to accept the Offer in respect of the balance and are unable to obtain the balance certificate, you should ensure that the stockbroker, bank or other agent through whom you make the sale obtains the appropriate endorsement or certification signed on behalf of Esprit Telecom by David Reibel, General Counsel of Esprit Telecom (telephone (44 118) 951 4000), or Susan Fadil, Company Secretary of Esprit Telecom (telephone (44 171) 248 4282), in respect of the balance of your holding of Esprit Telecom Ordinary Shares.



        9. Payment of consideration



           The documents of title relating to the New GTS Stock due to you under the Offer cannot be sent to you until all relevant documents have been properly completed and lodged with IRG plc or the Belgian Receiving Agent (where applicable) and in the manner set out above. Notwithstanding that no share certificate(s) and/or other document(s) of title is/are delivered with this Form, the Form, if otherwise valid, accompanied by an appropriate endorsement of certification to the effect that Esprit Telecom Ordinary Shares referred to therein are available for acceptance and signed on behalf of Esprit Telecom by David Reibel, General Counsel of Esprit Telecom (telephone (44
           118) 951 4000), or Susan Fadil, Company Secretary of Esprit Telecom (telephone (44 171) 248 4282), will be treated as valid for all purposes.